SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 19, 1999
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                                 Room Plus, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          New York                     1-14478                  11-2622051
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


91 Michigan Avenue, Paterson, New Jersey                           07503
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (973) 523-4600
                                                   --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountants.

         On January 19, 1999, Room Plus, Inc. (the "Company") retained Arthur Andersen LLP ("Andersen"), as its new independent accountants, to audit the Company's financial statements for the year ended December 31, 1998, dismissing Ehrenkrantz Sterling & Co., LLC ("Ehrenkrantz"), which had served in such capacity prior thereto.

         Following the Company's filing of its Form 10-QSB for the nine months ended September 30, 1998, and amended Forms 10-QSB for the three months ended March 31,1998 and six months ended June 30,1998, respectively, management of the Company, at the urging of the Chairman of the Board, commenced a review of the Company's internal accounting systems, methods and controls and its financial reporting to shareholders. As part of such review, management considered whether it might be appropriate to retain a major national accounting firm to serve as the Company's certified public accountants. Management determined that the accounting services being rendered by Ehrenkrantz could be provided by Andersen at costs equivalent to, or less than, those charged by Ehrenkrantz and also concluded that Andersen, which represents numerous public companies, would, in management's judgment, be able to provide greater expertise in auditing the Company's financial statements, assisting the Company with respect to its interim financial reporting obligations and advising the Company with respect to internal accounting systems and controls. Accordingly, the Company's Board of Directors unanimously determined that it was in the Company's best interest to terminate the services of Ehrenkrantz and to retain Andersen as the Company's independent public accountants. As a result of the resignation of certain members of the Company's Board of Directors, the Audit Committee of the Board of Directors was not fully constituted on January 19, 1999, and the action to terminate Ehrenkrantz and to retain Andersen was adopted by the entire Board of Directors on such date by unanimous consent.

         Except for the qualification in its report on the Company's financial statements for the year ended December 31, 1997 that there was "substantial doubt about the Company's ability to continue as a going concern," the reports of Ehrenkrantz on the Company's financial statements for the years ended December 31, 1996 and December 31, 1997 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. With respect to its report on the Company's 1997 financial statements, such report was later amended to remove the going concern opinion.

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         During the Company's two most recent fiscal years and subsequent interim periods through the date of this report, there were no disagreements between the Company and Ehrenkrantz of the type described in Item 304(a)(iv)(A) of Regulation S-B.

         Except as set forth below, during the conduct of the audits of the two most recent fiscal years of the Company, and all subsequent interim periods preceding the dismissal of Ehrenkrantz and the engagement of Andersen, Ehrenkrantz has not advised the Company that (i) the internal controls necessary for the Company to develop reliable financial statements do not exist; (ii) information has come to the attention of Ehrenkrantz that has led it to no longer be able to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or (iii) the scope of its audit should be expanded significantly, or information has come to the attention of Ehrenkrantz during such time period that Ehrenkrantz has concluded will, or if further investigated may, materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

         During the course of its informal reviews of the Company's preliminary unaudited financial statements for each of the three months and six months ended March 31, 1998 and June 30, 1998, respectively, Ehrenkrantz raised a question concerning the accuracy of the closing inventory for each such period as reported therein. In each instance, the Company's Chief Financial Officer provided Ehrenkrantz with a reasoned explanation for the reported amount, and the Company thereafter finalized such unaudited financial statements and filed them with the Securities and Exchange Commission ("Commission") as part of its Form 10-QSB for each such period in the belief that the inventory as reported therein was materially accurate. During the course of its informal review of the Company's preliminary unaudited financial statements for the nine months ended September 30, 1998, Ehrenkrantz again raised a question concerning the accuracy of the reported closing inventory for that period. Following such inquiry, the Company conducted certain physical inventories and concluded that the inventory amount set forth in such preliminary unaudited financial statements, as well as the reported inventory amount contained in the Company's unaudited financial statements for the three and six month periods ended March 31, 1998 and June 30, 1998 as filed with the Commission, were overstated. Accordingly, based on such further procedures and analysis, the Company revised its unaudited financial statements for the nine months ended September 30, 1998 to reflect the recalculated inventory amount and included such revised unaudited financial statements in its Form 10-QSB for such period. Subsequently, the Company filed amended Forms 10-QSB for each of the prior two fiscal quarters that contained restated unaudited financial statements reflecting recalculated inventory amounts.

         The matters described in the preceding paragraphs have been discussed among Ehrenkrantz and members of the Company's management and Board of Directors. The Company has authorized Ehrenkrantz to respond fully to any inquiries of Andersen concerning the subject matter disclosed herein.

         During the two most recent fiscal years and subsequent interim periods through the date hereof, the Company had not previously consulted with Andersen regarding application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and no written or oral advice was provided by Andersen that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or

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financial reporting issue. Andersen was not consulted with respect to any matter that was the subject of a disagreement or event identified herein.

         As required by Items 304(a)(2)(ii)(D) and 304 (a)(3) of Regulation S-B, the Company has provided Andersen and Ehrenkrantz with copies of the disclosures made in this Current Report on Form 8-K and has requested each firm to submit a letter addressed to the Commission setting forth its agreement or disagreement with the disclosures contained herein relating to such firm. The letter from Andersen required by Item 304(a)(2)(ii)(D) of Regulation S-B is filed herewith as Exhibit 16.1. The letter from Ehrenkrantz required by Item 304(a)(3) will be filed as Exhibit 16.2 to this Current Report on Form 8-K by amendment promptly following its receipt.

Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit Number                     Description
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         16.1              Letter from Andersen to the Securities and
                           Exchange Commission, dated January 25, 1999

         16.2 Letter from Ehrenkrantz to the Securities and Exchange Commission (to be filed by amendment)

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROOM PLUS, INC.

                                   By: /s/ Jay H. Goldberg
                                       ------------------------------
                                       Name:  Jay H. Goldberg
                                       Title: Chief Financial Officer

Date: January 26, 1999